UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

FIVE9, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3001 Bishop Drive, Suite 350

San Ramon, CA 94583

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 201-2000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2022, the Compensation Committee of the Board of Directors of Five9, Inc. (the “Company”) approved the grant of retention awards under the Company’s 2014 Equity Incentive Plan to Daniel Burkland, the Company’s President and one of its named executive officers, and approved his new title of President and Chief Revenue Officer, effective immediately. The retention awards include restricted stock units (“RSUs”) with a grant value of $2,000,000 and performance-based restricted stock units (“PRSUs”) with a grant value of $6,000,000. Mr. Burkland is the brother of our Chairman, Mr. Michael Burkland.

The RSUs will vest quarterly over the next two years, subject to Mr. Burkland’s continuous service through the applicable vesting date. The amount of PRSUs that may be earned will be determined based on achievement of two quarterly revenue goals, which can be achieved through the fourth fiscal quarter of 2023. One third of the PRSUs may be earned based on achievement of the first revenue target and, if achieved, will vest in four quarterly installments, with the first installment occurring on the date such achievement is certified, subject to Mr. Burkland’s continuous service through the applicable vesting dates. Two thirds of the PRSUs may be earned based on achievement of the second revenue target and, if achieved, will vest in eight quarterly installments, with the first installment occurring on the date such achievement is certified, subject to Mr. Burkland’s continuous service through the applicable vesting dates. The RSUs and PRSUs are otherwise on the Company’s standard award terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: May 24, 2022	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer